EXHIBIT (a)(1)(B)

Letter of Transmittal For Tender of Shares of Common Stock

by

PLAYTIKA HOLDING CORP.

Up to 51,813,472 Shares of its Common Stock

at $11.58 Net Per Share in Cash Pursuant to the Offer to Purchase dated August 29, 2022

The undersigned represents that I (we) have full authority to surrender without restriction the certificate(s) listed below. You are hereby authorized and instructed to deliver to the applicable address indicated below (unless otherwise instructed in the boxes in the following page) a check representing a cash payment for shares of common stock, par value $0.01 per share (collectively, the “Shares”), of Playtika Holding Corp., a Delaware corporation (“Playtika”), tendered pursuant to this Letter of Transmittal, at a price of $11.58 per share, net to the seller in cash, without interest and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated August 29, 2022 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, and other related materials as may be amended or supplemented from time to time, the “Offer”).

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT ONE (1) MINUTE AFTER 11:59 P.M., NEW YORK CITY TIME, ON SEPTEMBER 26, 2022, UNLESS THE OFFER IS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”) OR EARLIER TERMINATED.

Method of delivery of the certificate(s) is at the option and risk of the owner thereof. See Instruction 2.

Mail or deliver this Letter of Transmittal, together with the certificate(s) representing your shares, to:

If delivering by hand, express mail, courier, or other expedited service:	By mail:

American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219	American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

Pursuant to the Offer to purchase up to 51,813,472 Shares, the undersigned encloses herewith and surrenders the following certificate(s) representing Shares of Playtika:

DESCRIPTION OF SHARES SURRENDERED

Name(s) and Address(es) of Registered Owner(s) (If blank, please fill in exactly as name(s) appear(s) on share certificate(s))	Shares Surrendered (attached additional list if necessary)
Certificated Shares**
	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Surrendered**	Book Entry Shares Surrendered

Total Shares

* Need not be completed by book-entry stockholders.

** Unless otherwise indicated, it will be assumed
that all shares of common stock represented by
certificates described above are being surrendered
hereby.

PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. IF APPLICABLE TO YOU, MAKE SURE YOU COMPLETE THE DECLARATION FORM (“DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES”) INCLUDED HEREIN TO PREVENT ISRAELI WITHHOLDING TAX.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, D.F. KING & CO., INC., AT (877) 871-1741.

You have received this Letter of Transmittal in connection with the offer of Playtika Holding Corp., a Delaware corporation (“Playtika”), to purchase up to 51,813,472 shares of its issued and outstanding common stock, par value $0.01 per share (collectively, the “Shares”), at a price of $11.58 per Share, net to the seller in cash, without interest and less any applicable withholding taxes, as described in the Offer to Purchase, dated August 29, 2022 (as it may be amended or supplemented from time to time, the “Offer to Purchase” and, together with this Letter of Transmittal, as it may be amended or supplemented from time to time, and other related materials as may be amended or supplemented from time to time, the “Offer”).

You should use this Letter of Transmittal to deliver to American Stock Transfer & Trust Company (the “Depositary”) Shares represented by stock certificates, or held in book-entry form on the books of Playtika, for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in Instruction 2 below). In this Letter of Transmittal, stockholders who deliver certificates representing their Shares are referred to as “Certificate Stockholders,” and stockholders who deliver their Shares through book-entry transfer are referred to as “Book-Entry Stockholders.”

If certificates for your Shares are not immediately available or you cannot deliver your certificates and all other required documents to the Depositary prior to the Expiration Date or you cannot complete the book-entry transfer procedures prior to the Expiration Date, you may nevertheless tender your Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 below. Delivery of documents to DTC will not constitute delivery to the Depositary.

☐

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering
Institution:

DTC Participant
Number:

Transaction Code
Number:

☐

CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY):

Name(s) of Registered Owner(s):

Window Ticket Number (if any) or DTC Participant
Number:

Date of Execution of Notice of Guaranteed
Delivery:

Name of Institution which Guaranteed
Delivery:

Ladies and Gentlemen:

The undersigned hereby tenders to Playtika Holding Corp., a Delaware corporation (“Playtika”) the above-described shares of its issued and outstanding common stock, par value $0.01 per share (collectively, the “Shares”), at a price of $11.58 per Share, net to the seller in cash, without interest and less any applicable withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (as it may be amended or supplemented from time to time, this “Letter of Transmittal” and, together with the Offer to Purchase, as it may be amended or supplemented from time to time, and other related materials as may be amended or supplemented from time to time, the “Offer”). The undersigned understands that Playtika reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the Shares validly tendered herewith, and not properly withdrawn, prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Playtika, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after August 29, 2022 (collectively, “Distributions”). In addition, the undersigned hereby irrevocably appoints American Stock Transfer & Trust Company, LLC (the “Depositary”) the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered shares) to the full extent of such stockholder’s rights with respect to such Shares and any Distributions (a) to deliver certificates representing Shares (the “Share Certificates”) and any Distributions, or transfer of ownership of such Shares and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Playtika, (b) to present such Shares and any Distributions for transfer on the books of Playtika, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of the designees of Playtika the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby which have been accepted for payment and with respect to any Distributions. The designees of Playtika will, with respect to the Shares and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of Playtika’s stockholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, Playtika accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Playtika reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Playtika’s acceptance for payment of such Shares, Playtika must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Shares and any associated Distributions, including voting at any meeting of stockholders or executing a written consent concerning any matter.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and any Distributions tendered hereby and, when the same are accepted for payment by Playtika, Playtika will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the Share Certificate(s) have been endorsed to the undersigned in blank, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Playtika to be necessary or desirable to complete the sale, assignment and transfer of the Shares and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Playtika any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Playtika shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Playtika in its sole discretion.

It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Share Certificate(s) owned by the undersigned are received by the Depositary at the applicable address set forth above, together with such additional documents as the Depositary may require, or, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.

IT IS UNDERSTOOD THAT THE METHOD OF DELIVERY OF THE SHARES, THE SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS (INCLUDING DELIVERY THROUGH DTC) IS AT THE OPTION AND RISK OF THE UNDERSIGNED AND THAT THE RISK OF LOSS OF SUCH SHARES, SHARE CERTIFICATE(S) AND OTHER DOCUMENTS SHALL PASS ONLY AFTER THE DEPOSITARY HAS ACTUALLY RECEIVED THE SHARES OR SHARE CERTIFICATE(S) (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION (AS DEFINED BELOW)). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. DELIVERY WILL BE DEEMED EFFECTIVE AND RISK OF LOSS AND TITLE WILL PASS FROM THE OWNER ONLY WHEN RECEIVED BY THE EXCHANGE AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

The undersigned understands that:

1. the tender of Shares properly tendered pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal and not properly withdrawn pursuant to Section 4 of the Offer to Purchase constitutes the undersigned’s acceptance of the terms and conditions of the Offer, and Playtika’s acceptance for payment of the Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Playtika in accordance with the terms and subject to the conditions of the Offer;

2. it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, for a person, acting alone or in concert with others, directly or indirectly, to tender Shares for such person’s own account unless, at the time of tender and at the Expiration Date, such person has a “net long position” in (i) the Shares that is equal to or greater than the amount tendered, and will deliver or cause to be delivered such Shares for the purpose of tender to Playtika within the period specified in the Offer, or (ii) other securities immediately convertible into, exercisable for or exchangeable into Shares (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Shares by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer, and will deliver or cause to be delivered such Shares so acquired for the purpose of tender to Playtika within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Shares made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering stockholder’s representation and warranty to Playtika that (i) such stockholder has a “net long position” in Shares or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (ii) such tender of Shares complies with Rule 14e-4;

3. Playtika will, upon the terms and subject to the conditions of the Offer, purchase Shares properly tendered and not properly withdrawn at a price equal to $11.58 per Share;

4. Playtika reserves the right, in its sole discretion, to change the per Share purchase price and to increase or decrease the number of Shares sought in the Offer, subject to applicable law. In accordance with the rules of the Securities and Exchange Commission (the “SEC”), if more than 51,813,472 Shares are tendered in the Offer, Playtika may increase the number of Shares accepted for payment in the Offer by no more than 2% of the outstanding Shares without extending the Offer;

5. only Shares properly tendered and not properly withdrawn will be purchased upon the terms and subject to the conditions of the Offer. However, because of proration provisions described in the Offer to Purchase, Playtika may not purchase all of the Shares tendered if more than 51,813,472 Shares are properly tendered and not properly withdrawn;

6. Shares not purchased in the Offer, including Shares not purchased because of proration, will be returned to you at Playtika’s expense promptly after the Expiration Date;

7. upon the terms and subject to the conditions of the Offer and subject to applicable law, Playtika expressly reserves the right, in its sole discretion, (i) upon the occurrence of any of the events set forth in Section 6 of the Offer to Purchase, (a) to terminate the Offer and return all tendered Shares to tendering stockholders, (b) extend the Offer and, subject to withdrawal rights as set forth in the Offer to Purchase, retain all of the tendered Shares until the expiration of the Offer as so extended, (c) waive a condition of the Offer and, subject to any requirement to extend the period of time during which the Offer is open, purchase all of the Shares properly tendered and not properly withdrawn prior to the Expiration Date or (d) delay acceptance of payment or payment for Shares, subject to applicable law, until satisfaction or waiver of the conditions to the Offer, and (ii) to extend the period of time during which the Offer is open, and thereby delay acceptance for payment of, and payment for, any Shares, by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all Shares previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering stockholder to withdraw such stockholder’s Shares;

8. stockholders who cannot deliver certificates for their Shares and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase;

9. Playtika has advised the undersigned to consult with the undersigned’s advisors as to the consequences of tendering Shares pursuant to the Offer; and

10. THE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS OF SHARES BE ACCEPTED FROM OR ON BEHALF OF, STOCKHOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

The undersigned agrees to all of the terms and conditions of the Offer. Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price in the name(s) of, and/or return any Share Certificates representing Shares not tendered or accepted for payment to, the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Playtika has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Playtika does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price in consideration of Shares accepted for payment are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.

Issue:    ☐        Check and/or    ☐        Share Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐	Credit Shares tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 4, 5 and 7)

To be completed ONLY if Share Certificate(s) not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.

Deliver:    ☐        Check(s) and/or    ☐        Share Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

IMPORTANT — SIGN HERE

(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)

(Non-U.S. Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Non-Israeli Tax Residents Please Also Complete a Declaration Form (Declaration of Status for Israeli Income Tax Purposes))

(Signature(s) of Stockholder(s))

Dated:                  , 2022

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Name(s):
(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Email Address:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)

(For use by Eligible Institutions only;

see Instructions 1 and 5)

Name of Firm:

(Include Zip Code)

Authorized Signature:

Name:

(Please Type or Print)

Area Code and Telephone Number:

Dated:                  , 20__

Place medallion guarantee in space below:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program (each, an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in any of DTC’s systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be completed by stockholders if Share Certificates are to be forwarded herewith. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase, an Agent’s Message must be utilized. A manually executed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Shares, or confirmation of any book-entry transfer into the Depositary’s account at DTC of Shares tendered by book-entry transfer (“Book Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at the applicable address set forth herein prior to the Expiration Date. Please do not send your Share Certificates directly to Playtika.

Stockholders whose Share Certificates are not immediately available or who cannot deliver all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for book-entry transfer prior to the Expiration Date may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Playtika must be received by the Depositary prior to the Expiration Date, and (c) Share Certificates representing all tendered Shares, in proper form for transfer (or a Book Entry Confirmation with respect to such Shares), this Letter of Transmittal (or facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and all other documents required by this Letter of Transmittal, if any, must be received by the Depositary within two NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery.

A properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery of Share Certificates to the Depositary.

The term “Agent’s Message” means a message, transmitted through electronic means by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Playtika may enforce such agreement against the participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office.

THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION

AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

All questions as to validity, form and eligibility (including time of receipt) of the surrender of any Share Certificate hereunder, including questions as to the proper completion or execution of any Letter of Transmittal, Notice of Guaranteed Delivery or other required documents and as to the proper form for transfer of any certificate of Shares, will be determined by Playtika in its sole and absolute discretion (which may delegate power in whole or in part to the Depositary) which determination will be final and binding. Playtika reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. Playtika also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares or Share Certificate(s) whether or not similar defects or irregularities are waived in the case of any other stockholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived. Playtika and the Depositary shall make reasonable efforts to notify any person of any defect in any Letter of Transmittal submitted to the Depositary.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

4. Partial Tenders (Applicable to Certificate Stockholders Only). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the column titled “Number of Shares Tendered” in the box titled “Description of Shares Tendered.” In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration or any other change whatsoever.

If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of such Shares.

If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Playtika of their authority so to act must be submitted.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to, or Share Certificates representing Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s), in which case the Share Certificates representing the Shares tendered by this Letter of Transmittal must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) or holder(s) appear(s) on the Share Certificates. Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Share(s) listed, the Share Certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

6. Transfer Taxes. Except as otherwise provided in this Instruction 6, Playtika will pay any transfer taxes with respect to the transfer and sale of Shares to it or to its order pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include United States federal income or backup withholding taxes or Israeli income tax). If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates not tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Share Certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instructions. If a check for the purchase price is to be issued, and/or Share Certificates representing Shares not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such stockholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.

8. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Playtika’s expense.

9. Backup Withholding. Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder or payee that is a United States person (for U.S. federal income tax purposes), must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number (“TIN”) and certify that such stockholder or payee is not subject to such backup withholding by completing the attached Form W-9. Certain stockholders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A tendering stockholder who is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary the appropriate IRS Form W-8. A Form W-8BEN may be obtained from the Depositary or downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the purchase price pursuant to the Offer.

NOTE: FAILURE TO COMPLETE AND RETURN THE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE “IMPORTANT TAX INFORMATION” SECTION BELOW.

10. Declaration Form (“Declaration of Status for Israeli Income Tax Purposes”). Each holder surrendering Shares for payment who is eligible for an exemption from Israeli withholding tax, as described in Section 12 of the Offer to Purchase, is required to complete the Declaration Form included in this letter. See also “Important Tax Information” below and the instructions to the Declaration Form. Each holder must date and sign the Declaration Form in the spaces indicated.

NOTE: IF YOU ARE ELIGIBLE FOR AN EXEMPTION FROM ISRAELI WITHHOLDING TAX, FAILURE TO COMPLETE AND RETURN THE ENCLOSED DECLARATION FORM OR TO SUBMIT A VALID EXEMPTION FROM ISRAELI WITHHOLDING TAX MAY RESULT IN ISRAELI WITHHOLDING OF 25% (FOR INDIVIDUAL STOCKHOLDERS) OR 23% (FOR ALL OTHER STOCKHOLDERS) OF ANY CASH PAYMENT (IF ANY) MADE TO YOU WITH RESPECT TO SHARES SURRENDERED. PLEASE REVIEW THE ENCLOSED DECLARATION FORM AND THE INSTRUCTIONS TO THIS LETTER FOR ADDITIONAL DETAILS.

11. Lost, Destroyed, Mutilated or Stolen Share Certificates. If any Share Certificate has been lost, destroyed, mutilated or stolen, the stockholder should promptly notify Playtika’s stock transfer agent, American Stock Transfer & Trust Company, LLC at (800) 937-5449. The stockholder will then be instructed as to the steps that must be taken in order to replace the Share Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, mutilated, destroyed or stolen Share Certificates have been followed.

12. Waiver of Conditions. Subject to the applicable rules and regulations of the SEC, the conditions of the Offer may be waived by Playtika in whole or in part at any time and from time to time in its sole discretion.

13. Order of Purchase, Including in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their Shares are to be purchased among the members of a group of beneficial owners or in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification and the amount of any gain or loss on Shares purchased. See Section 1 and Section 12 of the Offer to Purchase.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY EXECUTED FACSIMILE COPY THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATE(S) OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

IMPORTANT UNITED STATES TAX INFORMATION

Under United States federal income tax law, a stockholder that is a non-exempt United States person (for U.S. federal income tax purposes) whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such stockholder’s correct TIN on Form W-9 below. If such stockholder is an individual, the TIN is such stockholder’s social security number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to penalties imposed by the Internal Revenue Service (“IRS”) and payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

If backup withholding applies, the Depositary is required to withhold 24% of any payments of the purchase price made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS provided that the required information is furnished to the IRS.

Form W-9

To prevent backup withholding on payments that are made to a United States stockholder with respect to Shares purchased pursuant to the Offer the stockholder is required to notify the Depositary of such stockholder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such stockholder is awaiting a TIN), (ii) that such stockholder is not subject to backup withholding because (a) such stockholder has not been notified by the IRS that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such stockholder that such stockholder is no longer subject to backup withholding or (c) such stockholder is exempt from backup withholding, and (iii) that such stockholder is a U.S. person.

What Number to Give the Depositary

Each United States stockholder is generally required to give the Depositary its social security number or employer identification number. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “Applied For” in Part I, sign and date the Form W-9. Notwithstanding that “Applied For” is written in Part I, the Depositary will withhold 24% of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary. Such amounts will be refunded to such surrendering stockholder if a TIN is provided to the Depositary within 60 days. We note that your Form W-9, including your TIN, may be transferred from the Depositary to the Paying Agent, in certain circumstances.

Please consult your accountant or tax advisor for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, or another version of IRS Form W-8 to claim exemption from backup withholding, or contact the Depositary.

PAYER’S NAME:    American Stock Transfer & Trust Company, LLC

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social security number OR Employer identification number

Part 2 — Check appropriate box for federal tax classification; check only one:

☐ Individual/Sole Proprietor    ☐ C Corporation    ☐ S Corporation

☐ Partnership    ☐ Trust/estate    ☐ Limited Liability Company:

☐ Other (please specify)

For Limited Liability Companies, please enter the appropriate tax classification on the line provided next to the phrase “Limited Liability Company”:

C = C Corporation

S = S Corporation

P = Partnership

Part 3 — FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)
Payer’s Request for Taxpayer Identification Number (TIN) and Certification

Part 4 — Certification Under Penalties of Perjury, I certify that:

(1)   The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me),

(2)   I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding and

(3)   I am a U.S. person (including a U.S. resident alien).

(4)   The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Part 5 — Awaiting TIN ☐

Certification instructions — You must cross out item (2) in Part 4 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE                                                                                                     DATE:

NAME

ADDRESS

CITY                                                                        STATE                                      ZIP CODE

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECK THE BOX IN PART 5 OF SUBSTITUTE FORM W-9

PAYER’S NAME: American Stock Transfer & Trust Company, LLC

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT UNITED STATES TAX INFORMATION

Under current U.S. federal income tax law, a Stockholder who tenders Playtika stock certificates that are accepted for exchange may be subject to backup withholding. In order to avoid such backup withholding, the Stockholder must provide the Exchange Agent with such Stockholder’s correct taxpayer identification number and certify that such Stockholder is not subject to such backup withholding by completing the Substitute Form W-9 provided herewith. In general, if a Stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the Stockholder may be subject to a $100 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the Playtika stock certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain Stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual’s exempt status, on a properly completed Form W-8BEN, or successor form. Such statements can be obtained from the Exchange Agent.

Failure to complete the Substitute Form W-9 will not, by itself, cause the Playtika stock certificates to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IMPORTANT ISRAELI TAX INFORMATION

The gross proceeds payable to a tendering stockholder in the Offer will generally be subject to Israeli withholding tax at source at the rate of 25% (for individual stockholders) or 23% (for all other stockholders) of the stockholder’s gain on such sale. Playtika has requested a ruling from the Israeli Tax Authority, or the ITA, with respect to the withholding tax rates applicable to stockholders as a result of the purchase of shares in the Offer.

As more fully described in Section 12 of the Offer to Purchase, if obtained, the ruling would provide, among other things, that (1) payments to be made through non-Israeli brokers to tendering stockholders who certify (in the manner described below) that they (a) hold less than 5% of our outstanding Shares, (b) acquired their Shares on or after its initial public offering on NASDAQ in January 2021, (c) are non-Israeli residents for purposes of Israeli tax law, and (d) acquired their Shares when they were non-Israeli residents for purposes of Israeli tax law; and who provide certain additional declarations required to establish their exemption from Israeli withholding tax, will not be subject to Israeli withholding tax; (2) payments to be made to tendering stockholders who certify (in the manner described below) that they are eligible Israeli brokers or Israeli financial institutions holding Shares on behalf of a tendering stockholder will not be subject to Israeli withholding tax by Playtika, and the relevant Israeli broker or Israeli financial institution will withhold Israeli tax, if any, as required by Israeli law;

and (3) payments to be made to tendering stockholders who are not described in clauses (1) and (2) above will be subject to Israeli withholding tax at the fixed rate of 25% of the gross proceeds payable to them pursuant to the Offer. Notwithstanding the foregoing, should any tendering stockholder present a valid certificate of exemption or tax approval from the ITA applying withholding tax at a lesser rate than that described above or otherwise granting a specific exemption from Israeli withholding tax, Playtika will act in accordance with such certificate or approval.

The Israeli withholding tax is an initial payment and is not a final tax. Rather, the Israeli income tax liability of stockholders subject to Israeli withholding will be reduced by the amount of Israeli tax withheld. If Israeli withholding tax results in an overpayment of Israeli taxes, the holder may apply to the ITA in order to obtain a refund. However, Playtika cannot assure you whether and when the ITA will grant such refund.

Purpose of Declaration Form. To prevent withholding of Israeli income tax on payments that are made to a stockholder with respect to Shares purchased in the offer, each relevant stockholder is required to notify the Depositary of such stockholder’s exemption by completing and signing the Declaration Form included in this letter below. The Declaration Form should be completed by holders of Shares, who are either: (i) NOT “residents of Israel” for purposes of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”) (and, in the case of corporations, are not Israeli residents holding 25% or more of the means of control of such corporations, whether directly or indirectly) and provide certain additional declarations required to establish such stockholder’s exemption from Israeli withholding tax (including that such stockholder holds less than 5% of our outstanding Shares and acquired his, her or Shares after Playtika’s initial public offering on NASDAQ in January 2021), or (ii) a bank, broker or financial institution that is a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance, holding Shares solely on behalf of beneficial stockholder(s), and obligated, under the provisions of the Ordinance and regulations promulgated thereunder, to withhold Israeli tax from the cash payment (if any) made to them with respect to Shares tendered by such beneficial stockholder(s) and accepted for payment by Playtika pursuant to the Offer. If the stockholder is a non-Israeli individual, in addition to completing and signing the Declaration Form the stockholder will be required to attach a copy of the stockholder’s non-Israeli passport. In addition, if the stockholder’s consideration exceeds US$300,000, the stockholder will be required to attach a residency certificate from the Tax authorities in the stockholder’s country of residency.

The foregoing description of certain tax withholding is only a summary and is qualified by all the terms of, and conditions to, the Offer set forth in the Offer to Purchase. In this respect, you are urged to read Section 12 of the Offer to Purchase.

DECLARATION OF STATUS FOR ISRAELI INCOME TAX PURPOSES

▶ Do not send this form to the IRS ▶ See separate instructions on the back cover of this form

You are receiving this form “Declaration of Status For Israeli Income Tax Purposes” as a holder of common stock, par value $0.01 per share (collectively, the “Shares”), of Playtika Holding Corp. (“Playtika”), in connection with the acquisition of Shares by Playtika pursuant to the terms and conditions of that certain Offer to Purchase dated August 29, 2022 (the “Offer”).

By completing this form in a manner that would substantiate your eligibility for an exemption from Israeli withholding tax, you will allow Playtika, your broker or any other withholding agent, or their authorized representatives to exempt you from Israeli withholding tax.

This form is relevant only if you certify that (A) you are NOT a “resident of Israel” (as defined under Section 1 of the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”) (see Appendix A) for purposes of the Ordinance, (B) you acquired your Shares on or after the Company’s initial public offering in January 2021 (the “IPO”), and (C) you hold less than 5% of the outstanding Shares. For the sake of clarity, this form is NOT relevant if you purchased the Shares prior to the IPO.

You are urged to consult your own tax advisors to determine the particular tax consequences to you should you tender your Shares in the Offer, including, without limitation, the effect of any state, local or foreign income and any other tax laws and whether or not you should use this form.

PART I	Identification and details of Stockholder (including Eligible Israeli Brokers) (see instructions)
1. Name:	2. Type of Stockholder (more than one box may be applicable):
(please print full name)	☐ Corporation (or Limited Liability Company) ☐ Individual ☐ Trust ☐ Partnership ☐ Other:	☐ Bank ☐ Broker ☐ Financial Institution
3. For Individuals only:	4. For all other Stockholders:
Date of birth: ______/_____/______ month / day / year	Country of incorporation or organization:
Country of residence:	Registration number of corporation (if applicable):
Countries of citizenship (name all citizenships):
Taxpayer Identification or Social Security No. (if applicable):	Country of residence:
5. Permanent Address (state, city, zip or postal code, street, house number, apartment number):
6. Mailing Address (if different from above):	7. Contact Details: Name: Capacity: Telephone Number (country code, area code and number):

8. I hold the Shares of Playtika (mark X in the appropriate place): ☐ directly, as a Registered Holder ☐ through a Broker. If you marked this box, please state the name of your Broker:
9. I am the beneficial owner (directly or indirectly) of less than 5% of the outstanding Playtika Shares: Yes ☐ No ☐

PART II	Declaration by Non-Israeli Residents (see instructions) ▶ Eligible Israeli Brokers should not complete this Part II
A. To be completed only by Individuals. I hereby declare that: (if the statement is correct, mark X in the following boxes)

A.1 ☐ I am NOT, and at the date of purchase of my Shares was not, a “resident of Israel” for tax purposes, as defined under Israeli law and provided in Part II of the Instructions hereto, which means, among other things, that:

•   The State of Israel is not my permanent place of residence,

•   The State of Israel is neither my place of residence nor that of my family,

•   My ordinary or permanent place of activity is NOT in the State of Israel and I do NOT have a permanent establishment in the State of Israel,

•   I do NOT engage in an occupation in the State of Israel,

•   I do NOT own a business or part of a business in the State of Israel,

•   I am NOT insured by the Israeli National Insurance Institution,

•   I was NOT present (nor am I planning to be present) in Israel for 183 days or more during this tax year,

•   I was NOT present (nor am I planning to be present) in Israel for 30 days or more during this tax year, and the total period of my presence in Israel during this tax year and the two previous tax years is less than 425 days in total;

A.2 ☐ I acquired the Shares on or after the initial public offering of Playtika and while the Shares were listed for trade.

B. To be completed by Corporations (except Partnerships and Trusts). I hereby declare that: (if correct, mark X in the following boxes)

B.1 ☐  The corporation is NOT, and at the date of purchase of its Shares was not, a “resident of Israel” for tax purposes, as defined under Israeli law and provided in Part II of the Instructions hereto, which means, among other things, that:

•   The corporation is NOT registered with the Registrar of Companies in Israel,

•   The corporation is NOT registered with the Registrar of “Amutot” (non-profit organizations) in Israel,

•   The control of the corporation is NOT located in Israel,

•   The management of the corporation is NOT located in Israel,

•   The corporation does NOT have a permanent establishment in Israel, and

•   NO Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25% or more of any “means of control” in the corporation as specified below:

•  The right to participate in profits;

•  The right to appoint a director;

•  The right to vote;

•  The right to share in the assets of the corporation at the time of its liquidation; and

•  The right to direct the manner of exercising one of the rights specified above;

B.2 ☐  The corporation acquired the Shares on or after the initial public offering of Playtika and while the Shares were listed for trade.

C. To be completed by Partnerships. I hereby declare that: (if correct, mark X in the following boxes)

C.1 ☐  The partnership is NOT, and at the date of purchase of its Shares was not, a “resident of Israel” for tax purposes, as defined under Israeli law and provided in Part II of the Instructions hereto, which means, among other things, that:

•   The partnership is NOT registered with the Registrar of Partnerships in Israel,

•   The control of the partnership is NOT located in Israel,

•   The management of the partnership is NOT located in Israel,

•   The partnership does NOT have a permanent establishment in Israel,

•   NO Israeli resident holds, directly or indirectly via shares or through a trust or in any other manner or with another who is an Israeli resident, 25% or more of any of the rights in the partnership, and

•   NO partner in the partnership is an Israeli resident;

C.2 ☐  The partnership acquired the Shares on or after the initial public offering of Playtika and while the Shares were listed for trade.

D. To be completed by Trusts. I hereby declare that: (if correct, mark X in the following boxes)

D.1 ☐ The trust is NOT, and at the date of purchase of its Shares was not, a “resident of Israel” for tax purposes, as defined under Israeli law and provided in Part II of the Instructions hereto, which means, among other things, that:

•  The trust is NOT registered in Israel,

•  The settlor of the trust is NOT an Israeli resident,

•  The beneficiaries of the trust are NOT Israeli residents, and

•  The trustee of the trust is NOT an Israeli resident;

D.2 ☐ The trust acquired the Shares on or after the initial public offering of Playtika and while the Shares were listed for trade.

PART III	Declaration by Israeli Bank, Broker or Financial Institution (see instructions) ▶ Non-Israeli Residents should not complete this Part III

I hereby declare that: (if correct, mark X in the following box)

☐   I am a bank, broker or financial institution that is a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance (See Instruction II), I am holding the Shares solely on behalf of beneficial stockholder(s) and I am subject to the provisions of the Ordinance and the regulations promulgated thereunder relating to the withholding of Israeli tax, including with respect to the cash payment (if any) made by me to such beneficial stockholder(s) with respect to Shares in connection with the Offer.

PART IV	Certification. By signing this form, I also declare that:

•  I understood this form and completed it correctly and pursuant to the instructions.

•  I provided accurate, full and complete details in this form.

•  I am aware that providing false details constitutes a criminal offense.

•  I am aware that this form may be provided to the Israeli Tax Authority, in case the Israeli Tax Authority so requests, for purposes of audit or otherwise.

Number of Shares:

SIGN HERE ▶
	Signature of Stockholder	Date	Capacity in which acting
(or individual authorized to sign on your behalf)

APPENDIX A

INSTRUCTIONS

Forming Part of the Declaration of Status for Israeli Income Tax Purposes

A. Withholding Tax Ruling

According to Israeli law, the payment of the gross proceeds payable to a tendering stockholder in the Offer generally will be subject to withholding of Israeli taxes. Playtika would normally be required to withhold Israeli income tax at a default rate of 25% (for individual stockholders) or 23% (for all other stockholders) from the payment of cash consideration to which you are entitled. However, we have requested a ruling (the “Tax Ruling”) from the Israel Tax Authority (“ITA”) which, if obtained, would allow, among other things, for non-residents of Israel who purchased the Shares on or after the IPO, and who hold less than 5% of the outstanding Shares, to be paid the cash consideration exempt from Israeli withholding taxes. We cannot assure you that our request will be accepted.

In order to qualify for an exemption from Israeli tax withholding pursuant to the Tax Ruling, if obtained, you will need to complete and sign a “Declaration of Status for Israeli Income Tax Purposes” (an “Israel Tax Declaration”) which allows you to certify your status as a Non-Resident of Israel who purchased the Shares on or after the IPO. For the sake of clarity, the Israel Tax Declaration is NOT relevant if you purchased the Shares prior to the IPO. Instructions for completing this Israel Tax Declaration can be found below. You are reminded that the ITA has the right to audit the Israel Tax Declarations.

If you are a non-Israeli individual, you will need to complete and sign the Israel Tax Declaration and attach a copy of your non-Israeli passport. In addition, if your consideration exceeds US$300,000, you have to attach a residency certificate from the Tax authorities in your country of residency.

If you do not qualify for an exemption from Israeli tax withholding under the Tax Ruling, you can still contact the ITA directly to obtain a Valid Tax Certificate. A “Valid Tax Certificate” means a valid certificate, ruling or any other written instructions issued by the ITA in form and substance reasonably satisfactory to Playtika and the Depositary, that is applicable to the payments to be made pursuant to the Offer stating that no withholding, or a reduced rate of withholding, of Israeli Tax is required with respect to such payments or providing other instructions regarding such payments or withholding.

NOTE THAT IF YOU DO NOT SUBMIT AN ACCURATELY COMPLETED “ISRAEL TAX DECLARATION” OR A VALID TAX CERTIFICATE BY THE 175TH DAY FOLLOWING THE EXPIRATION DATE, THE MAXIMUM APPLICABLE TAX RATE UNDER ISRAELI LAW WILL BE WITHHELD FROM YOUR APPLICABLE CONSIDERATION PURSUANT TO THE OFFER.

IN ADDITION, IF ANY OF YOUR SHARES ARE HELD IN “STREET NAME” BY A BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE THAT IS A PARTICIPANT AT THE DEPOSITARY TRUST COMPANY (“DTC”) (I.E., HELD FOR YOUR BENEFIT BY SUCH A PERSON), YOUR SHARES ARE SUBJECT TO THE PROCEDURES ESTABLISHED BY THE DEPOSITARY WITH RESPECT TO THE CONSIDERATION PURSUANT TO THE OFFER AND DTC, REGARDING THE CLASSIFICATION OF YOUR SHARES FOR ISRAELI WITHHOLDING TAX PURPOSES. IF THESE PROCEDURES ARE NOT COMPLETED BEFORE THE 180TH DAY FOLLOWING THE EXPIRATION DATE, THE DEPOSITARY MAY TRANSFER THE APPLICABLE PROCEEDS TO YOU THROUGH SUCH BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE LESS THE MAXIMUM APPLICABLE ISRAELI INCOME TAX WITHHOLDING.

B. Receiving your Cash Consideration

The Parent has appointed American Stock Transfer & Trust Company (the “Depositary”) as the depositary for the transaction, including to help organize the collection of the Israel Tax Declarations and Valid Tax Certificates and to coordinate with brokers and banks to ensure that matching tax elections are correctly processed. The Depositary will be assisted by ESOP Management and Trust Services Ltd. in Israel.

Former holders of the Shares who timely submit the necessary Israel Tax Declarations, properly completed, with matching elections from their bank or broker, will receive their cash consideration payments at the reduced or exempted rate of Israeli tax withholding into the same account where they hold their Shares.

Please note: There may be U.S. tax considerations which are not fully discussed in this notice. You are urged to read all of the enclosed materials carefully and in their entirety. IN ANY EVENT, YOU SHOULD CONTACT YOUR OWN TAX ADVISOR FOR ANY GUIDANCE REGARDING U.S. OR ISRAELI TAX CONSIDERATIONS.

Please note: If you are not able to provide the Israel Tax Declaration, then you are not eligible for the exemption from Israeli withholding tax for Non-Residents of Israel under the Tax Ruling and, if you wish to avoid Israeli tax withholding, you must contact the ITA directly to obtain a Valid Tax Certificate. PLEASE CONSULT YOUR TAX ADVISOR.

C. Instructions for Completing the Israel Tax Declaration

(As noted above, the Israel Tax Declaration is NOT relevant if you purchased the Shares prior to the IPO.)

1.	Locate the Israel Tax Declaration form.

2.	Complete the sections of the Israel Tax Declaration form, as follows:

Part I: Holder Information

•	To be completed in all cases, regardless of holder status.

•	In all cases, complete the following: name, type of holder, permanent address, mailing address (if different) and contact details.

•	Individual or Legal Entity:

•	If you are an Individual: you will be asked to supply your date of birth, country of residence, country of citizenship and taxpayer identification or social security number (if applicable).

•	If you are a Legal Entity: you will be asked to supply the country of incorporation (or organization), registration number of corporation (if applicable) and country of residence.

Ownership Information

•	To be completed for all holders other than Israeli Financial Institutions.

•	For declaration 8: mark whether the Shares are held in registered form in your name or via a broker, and specify the brokerage firm where the Shares are held.

Please note: In many cases, you hold the Shares through a broker, financial institution or bank. Please provide as much detail as possible to help us identify the broker, financial institution or the bank through which you hold your Shares. This will help ensure that you receive the proper tax withholding status for which you are eligible.

•	For declaration 9: mark whether or not your Shares represent less than 5% of the Company’s issued ordinary shares.

•

IMPORTANT: If any of the check boxes confirming the declarations cannot be marked (for declaration 8 and 9, at least one of the two boxes) then you are not eligible for the exemption from Israeli withholding tax for Non-Residents of Israel under the Tax Ruling. If you wish to avoid Israeli tax withholding, you must contact the ITA directly to obtain a Valid Tax Certificate.

Part II: Residency Status Confirmations

•	For Individuals:

•	Complete the declarations in Sections A.1 and A.2.

•

IMPORTANT: If any of the check boxes cannot be marked, then you are not eligible for the exemption from Israeli withholding tax for Non-Residents of Israel under the Tax Ruling and, if you wish to avoid Israeli tax withholding, you must contact the ITA directly to obtain a Valid Tax Certificate.

•	For Legal Entities:

•	For Legal Entities that are Corporations complete the declarations in Sections B.1 and B.2.

•

IMPORTANT: If any of the check boxes cannot be marked, then you are not eligible for the exemption from Israeli withholding tax for Non-Residents of Israel under the Tax Ruling. If you wish to avoid Israeli tax withholding, you must contact the ITA directly to obtain a Valid Tax Certificate.

•	For Legal Entities that are Partnerships complete the declarations in Sections C.1 and C.2.

•

IMPORTANT: If any of the check boxes cannot be marked, then you are not eligible for the exemption from Israeli withholding tax for Non-Residents of Israel under the Tax Ruling. If you wish to avoid Israeli tax withholding, you must contact the ITA directly to obtain a Valid Tax Certificate.

•	For Legal Entities that are Trusts, complete the declarations in Sections D.1 and D.2.

•

IMPORTANT: If any of the check boxes cannot be marked, then you are not eligible for the exemption from Israeli withholding tax for Non-Residents of Israel under the Tax Ruling. If you wish to avoid Israeli tax withholding, you must contact the ITA directly to obtain a Valid Tax Certificate.

•	Below is the definition of “Resident of Israel” for Israeli tax purposes, as included in Section 1 of the Ordinance:

•	with respect of individuals – any person, the center of whose life is in Israel; and the following provisions shall apply to this matter:

(1)	in order to determine the place that is the center of a person’s life, the totality of his family, economic and social ties shall be taken into consideration, inter alia including:

a)	the place of his permanent home;

b)	his and his family’s place of residence;

c)	his regular or permanent place of business or the place of his permanent employment;

d)	the place of his active and substantive economic interests;

e)	the place of his activity in various organizations, societies and institutions;

(2)	it is assumed that the center of an individual’s life during a tax year is in Israel–

a)	if during the tax year he spent 183 or more days in Israel;

b)	if during the tax year he spent 30 or more days in Israel and the total period of his stay in Israel in the tax year and in the two years before it was 425 days or more;

c)	for purposes of this paragraph, “day” includes part of a day;

(3)	the assumption in paragraph (2) may be refuted both by the individual and by the Assessing Officer;

•	with respect of bodies of persons – a body of persons for which one of the following holds true:

(1)	it is incorporated in Israel;

(2)	the control and management of its business are exercised in Israel.

Part III: Declaration of an Israeli Bank, Broker or Financial Institution

•	Please specify whether you are a broker that is a “resident of Israel” within the meaning of that term in Section 1 of the Ordinance and hold Shares solely on behalf of beneficial holder(s).

Part IV: Certifications

To be completed in all cases, regardless of holder status.

•	Carefully review all sections of the completed Israel Tax Declaration form, make any necessary corrections or adjustments.

•	Carefully read the declarations and statements under Part IV, all of which you must be able to agree to in order to sign and execute the Israel Tax Declaration.

•	Then then sign and date the Declaration Regarding Israeli Withholding.

3.	If you hold Share certificates, please return such certificates, as well as the completed and signed Israel Tax Declaration and Letter of Transmittal to the Paying Agent.

4.	If you hold your Company Shares through a bank or broker and you do not hold certificates representing Shares, please ask your bank or broker how to submit the signed Israel Tax Declaration.

THE METHOD OF DELIVERY OF THE ISRAEL TAX DECLARATION IS AT YOUR OPTION AND RISK, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN RECEIVED BY THE DEPOSITARY AND/OR YOUR BROKER (AS APPLICABLE).

D. Questions

If you have any questions, please call your broker, if you have one. Alternatively, you may contact the Information Agent.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer — Social Security Numbers have nine digits separated by two hyphens: i.e., ###-##-####. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., ##-#######. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —
1. An individual’s account	The individual	8. Sole proprietorship account	The owner(4)

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	9. A valid trust, estate or pension trust	The legal entity(5)

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account (1)	10. Corporate account	The corporation

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	11. Religious, charitable, or educational organization account	The organization

5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)	12. Partnership account held in the name of the business	The partnership

6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)	13. Association, club, or other tax-exempt organization	The organization

7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	14. A broker or registered nominee	The broker or nominee

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).

(5)

List first and circle the name of the legal trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•

An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•

The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers. — If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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The Depositary for the Offer to Purchase is:

If delivering by hand, express mail, courier,

or other expedited service:

American Stock Transfer & Trust Co., LLC

Operations Center

Attn: Reorganization Department

6201 15th Avenue

Brooklyn, New York 11219

By mail: American Stock Transfer & Trust Co., LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

Any questions or requests for assistance may be directed to the Information Agent at its telephone number and location listed below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent at its telephone number and location listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

D.F. King & Co., Inc.

Stockholders, Banks and Brokers

Call: (212) 269-5550

Call Toll-Free: (877) 871-1741

Email: playtika@dfking.com

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